UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 24, 2023

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

New York	001-34096	11-2934195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

898 Veterans Memorial Highway, Suite 560, Hauppauge, New York	11788
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (631) 537-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The NASDAQ Stock Market LLC
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 24, 2023, Marcia Z. Hefter informed the Board of Directors of Dime Community Bancshares, Inc. (the “Company”)  and its wholly-owned subsidiary, Dime Community Bank (the “Bank”), that she is retiring from the Board of Directors of the Company and the Bank, for personal reasons, effective September 28, 2023. There were no disagreements between Director Hefter and the Company or the Bank. Director Hefter originally joined the Board of Directors of Bridgehampton National Bank, a predecessor of the Bank, in 1989.
On September 28, 2023, Judith H. Germano is expected to be appointed to the Board of Directors of the Company to fill the position vacated by the retirement of Marcia Z. Hefter.  Ms. Germano will serve for a term that will expire at the annual meeting of the shareholders of the Company in 2024.  Ms. Germano will also be appointed to the Board of Directors of the Bank.  Ms. Germano will serve on the Credit Risk, Enterprise Risk, and Strategic Planning Committees of the Board of Directors.
Ms. Germano, an attorney, is founder and lead counsel of Germano Law LLC, Montclair, New Jersey, a boutique law firm she founded in 2013.  Ms. Germano primarily advises and represents public and privately held companies on cybersecurity, privacy, white-collar criminal, and regulatory compliance matters.   She is a Distinguished Fellow at New York University’s (NYU) Center for Cybersecurity, an Adjunct Professor of Law at NYU School of Law, and an Adjunct Professor at NYU Stern School of Business.  Ms. Germano previously served with the U.S. Attorney’s Office, District of New Jersey, for eleven years, including as Chief of the Economic Crimes Unit.   Ms. Germano also worked with the global law firm of Shearman & Sterling LLP and served as a federal law clerk to judges on the U.S. Court of Appeals, Second Circuit, and the U.S. District Court, District of Connecticut.

There are no arrangements or understandings between Ms. Germano and any other person pursuant to which Ms. Germano will become a director.  Ms. Germano is not a party to any transaction with the Company that would require disclosure under Item 404(a) of the Securities and Exchange Commission Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

DATE: August 25, 2023	By:	/s/ Patricia M. Schaubeck
Patricia M. Schaubeck, Executive Vice President & General Counsel